================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        CB RICHARD ELLIS SERVICES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

  You are invited to attend the Annual Meeting of Stockholders of CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the "Company"), to be held on Tuesday, May 18, 1999, at 8:00 a.m., local time, at The Los Angeles Marriott Downtown Hotel, 333 South Figueroa Street, Los Angeles, California, to consider and act upon the following matters:

  1. To elect thirteen (13) Directors to serve as such until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

  2. To approve and adopt the Company's 1999 Employee Stock Option Plan;

  3. To approve and adopt the Amended and Restated Annual Management Bonus
     Plan;

  4. To ratify the appointment of Arthur Andersen LLP as independent accountants for the Company for 1999; and

  5. To consider and act upon such other matters as may properly come before the meeting.

  Only stockholders of record at the close of business on March 19, 1999 are entitled to notice of and to vote at the meeting and any adjournment thereof.

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE EXERCISE THEREOF BY WRITTEN NOTICE TO THE COMPANY, AND STOCKHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXIES PRIOR TO THE EXERCISE THEREOF AND VOTE THEIR SHARES PERSONALLY IF THEY SO DESIRE.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ James J. Didion
                                          JAMES J. DIDION
                                          Chairman of the Board

Los Angeles, California
March 31, 1999

                        CB RICHARD ELLIS SERVICES, INC.
                         200 North Sepulveda Boulevard
                       El Segundo, California 90245-4380

                                PROXY STATEMENT

  This Proxy Statement ("Proxy Statement") is furnished to holders of Common Stock ("Common Stock") of CB Richard Ellis Services, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held on May 18, 1999 (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record on March 19, 1999, the record date, will be entitled to vote at the Annual Meeting. At the close of business on the record date, the Company had 21,130,650 shares of Common Stock outstanding and entitled to vote. Stockholders are entitled to one vote for each share of Common Stock held. The Annual Meeting will be held at 8:00 a.m., local time, at The Los Angeles Marriott Downtown Hotel, 333 South Figueroa Street, Los Angeles, California. The Company's Proxy Statement and form of proxy are being mailed or delivered to stockholders on approximately March 31, 1999. For purposes of this Proxy Statement, "CBRE" refers to the Company's wholly owned subsidiary, CB Richard Ellis, Inc.

  Shares represented by proxies in the form enclosed, if the proxies are properly executed and returned and not revoked, will be voted as specified. Where no specification is made on a properly executed and returned proxy, the shares (other than shares held within the Company's Capital Accumulation Plan (the "Cap Plan")) will be voted FOR the election of all nominees for Director, FOR the approval and adoption of the Company's 1999 Employee Stock Option Plan, FOR approval and adoption of the Amended and Restated Annual Management Bonus Plan, and FOR the ratification of the selection of Arthur Andersen LLP to serve as independent accountants for the Company for 1999. Vanguard Fiduciary Trust Company is the trustee (the "Trustee") for the Cap Plan and will vote the shares of Common Stock held within the Cap Plan ("Cap Plan Shares") as directed on the enclosed proxy card by each plan participant to whose account shares have been credited. The Trustee will vote any Cap Plan Shares for which participant directions are not received with respect to proposals 1, 2, 3 and 4 (election of Directors, approval and adoption of the 1999 Employee Stock Option Plan, approval and adoption of the Amended and Restated Annual Management Bonus Plan and ratification of appointment of independent accountants) in the same proportion as the shares of Common Stock for which the Trustee did receive participant directions. On March 19, 1999, there were 2,252,444 shares of Common Stock held within the Cap Plan.

  The presence in person or by proxy of the holders of a majority of the Company's outstanding shares constitutes a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality vote. The other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares represented in person or by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes.

  Proxies may be revoked at any time before voting by filing a notice of revocation with the Secretary of the Company, by filing a later dated proxy with the Secretary of the Company or by voting in person at the Annual Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

  The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the Annual Meeting, it is the intention of each of the persons named in the accompanying proxy to vote such proxies in accordance with such person's discretionary authority to act in such person's best judgment.

  The expense of soliciting proxies will be borne by the Company. The principal solicitation of proxies is being made by mail and personal delivery; however, additional solicitation may be made by telephone, telegram or other means by Directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services.

                                PROPOSAL NO. 1

                     NOMINATION AND ELECTION OF DIRECTORS

  The Board of Directors proposes the election of thirteen Directors of the Company to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

                              Stanton D. Anderson
                                 Gary J. Beban
                                Richard C. Blum
                                James J. Didion
                              Bradford M. Freeman
                                Donald M. Koll
                                 Paul C. Leach
                                 David R. Lind
                               Frederic V. Malek
                            Ray Elizabeth Uttenhove
                                W. Brett White
                                Gary L. Wilson
                               Raymond E. Wirta

  Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations of persons for election to the Board at the annual meeting, by or at the direction of the Board, may be made by any nominating committee or person appointed by the Board; nominations may also be made by any stockholder of record of the Company entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth below. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered personally or deposited in the United States mail, or delivered to a common carrier for transmission to the recipient or actually transmitted by the person giving the notice by electronic means to the recipient or sent by other means of written communication, postage or delivery charges prepaid in all such cases, and received at the principal executive offices of the Company addressed to the attention of the Secretary of the Company not less than one hundred twenty
(120) days prior to the scheduled date of the meeting (regardless of any postponements, deferrals or adjournments of that meeting to a later date); provided, however, that, in the case of an annual meeting and in the event that less than one hundred (100) days' notice or prior public disclosure of the date of the scheduled meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 7th day following the day on which such notice of the date of the scheduled meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class, series and number of shares of capital stock of the Company that are owned beneficially by the person, (iv) a statement as to the person's citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the Company that are owned beneficially by the stockholder. The Company may require any proposed nominee to furnish such other information as may be reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as Director of the Company. No person shall be eligible for election as a Director of the Company unless nominated in accordance with the procedures set forth herein.

  In connection with any annual meeting, the Chairman of the Board (or such other person presiding at such meeting in accordance with the Company's by-
laws) shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Directors and Nominees for Directors

  The following is a description of the positions with the Company presently held by and the business experience for the past five years for each nominee for Director of the Company.

  Stanton D. Anderson, age 58. Mr. Anderson has been a Director of the Company since 1989. From 1995 to 1997, he served as counsel to the law firm of McDermott, Will & Emery and became partner of the firm and head of the Legislative Practice department in 1998. Prior to 1995, Mr. Anderson was founding partner in the law firm of Anderson, Hibey & Blair. He is also a founder of Global USA, Inc., an international consulting company, where he serves as Chairman. He served as Deputy Director of the Republican Convention in 1980, 1984 and 1988, as counsel to the Reagan-Bush Campaign in 1980 and as a Director of the 1980 Presidential Transition. Mr. Anderson serves on the Board of Directors of International Management & Development Group, Ltd., and Center for International Private Enterprise. He is a member of the Board of Advisors of Westmont College. Mr. Anderson holds a B.A. degree from Westmont College and a J.D. degree from Willamette University School of Law.

  Gary J. Beban, age 52. Mr. Beban has been President--Corporate Services since 1997 and a Director since 1989. Mr. Beban has been Senior Executive Managing Director--Global Corporate Advisory Group since 1998. He joined the Company's Los Angeles office in 1970 as an industrial and investment properties specialist and thereafter served in several management positions in Chicago. Mr. Beban was President--Brokerage Services from 1989 to 1997. He is a member of the Industrial Development Research Council and the National Realty Committee. Mr. Beban serves on the Board of Directors of The First American Financial Corporation and its wholly owned subsidiary, First American Title Insurance, Inc. Mr. Beban holds a B.A. degree from the University of California, Los Angeles.

  Richard C. Blum, age 63. Mr. Blum has been a Director of the Company since 1993. He is the Chairman and President of Richard C. Blum & Associates, Inc., a merchant banking firm he founded in 1975. Mr. Blum is a member of the Board of Directors of Northwest Airlines Corporation; Glenborough Realty; URS Corporation and Playtex Products, Inc. Mr. Blum also serves as Vice Chairman of URS Corporation. Mr. Blum holds a B.A. degree from the University of California, Berkeley, a graduate degree from the University of Vienna and an M.B.A. degree from the University of California, Berkeley.

  James J. Didion, age 59. Mr. Didion has been Chairman and Chief Executive Officer of the Company since January 1987 and a Director since the Company's incorporation. Previously, he served as President of the Company following a career of almost 24 years in sales and management positions in the commercial brokerage operations of CBRE. Mr. Didion is a member and current trustee of the Urban Land Institute. He is also a member of the National Realty Committee and was Chairman of the National Realty Committee from 1993 through June 1996. Mr. Didion holds an A.B. degree from the University of California, Berkeley and serves on the University's Advisory Board for the Haas School of Business. Effective as of the Annual Meeting, Mr. Didion will resign as Chief Executive Officer of the Company but will continue to serve as Chairman.

  Bradford M. Freeman, age 57. Mr. Freeman has been a Director of the Company since August 1997. Mr. Freeman was a Director of Koll Real Estate Services and Koll Management Services, Inc. from November

1994 to August 1997. Mr. Freeman is a founding partner of Freeman Spogli & Co. Incorporated, a private investment company, and its affiliated investment partnerships or companies, founded in 1983. Mr. Freeman is also a member of the Board of Directors of RDO Equipment Company, an agricultural and industrial equipment distributor. Mr. Freeman holds a B.A. degree from Stanford University and an M.B.A. degree from Harvard University.

  Donald M. Koll, age 65. Mr. Koll has been a Director of the Company since August 1997. Mr. Koll was a Director of Koll Real Estate Services from November 1994 to August 1997 and Chairman from August 1996 to August 1997. He also served as Chairman and as a Director of Koll Management Services, Inc. from June 1988 to August 1997, and served as the Chief Executive Officer of Koll Management Services, Inc. from June 1988 to May 1991. Mr. Koll founded The Koll Company in 1962 and has served as Chairman and Chief Executive Officer of The Koll Company since that time. Since June 1992, Mr. Koll has been a Director and has served as an executive officer of Koll Real Estate Group, Inc., a real estate services company, which filed for Chapter 11 bankruptcy protection on July 14, 1997 with a reorganization plan preapproved by its bondholders. Mr. Koll is also a Director of The Irvine Company and Fidelity National Financial, Inc., a title company. He holds a B.A. degree from Stanford University.

  Paul C. Leach, age 53. Mr. Leach has been a Director of the Company since August 1996. Since its founding in 1991, Mr. Leach has served as President of Paul Leach & Company, a private investment banking firm in San Francisco that specializes in international and domestic acquisitions and investments. He has also been Managing Director of The Lone Cypress Company, the owner of Pebble Beach Company, since 1992. From 1988 through 1991, Mr. Leach was a senior manager and partner in the international merger and acquisition group at Deloitte & Touche. Prior to 1988, he held several positions in San Francisco, including serving as a partner with both Osterweis Capital Management and Centennial Petroleum Company and manager of corporate development for Natomas Company. From 1975 through 1977, Mr. Leach served as associate director of the Domestic Council Staff at the White House during the Ford Administration. Mr. Leach holds an A.B. degree from Dartmouth College and M.B.A. and J.D. degrees from Stanford Graduate School of Business and Stanford Law School, respectively.

  David R. Lind, age 49. Mr. Lind is a Senior Vice President of the Company and has been a real estate salesperson with the Company since November 1977. Mr. Lind participated in the PGA Tour from 1975 to 1977. Mr. Lind holds a B.A. degree from Duke University.

  Frederic V. Malek, age 62. Mr. Malek has been a Director of the Company since 1989 and served as Co-Chairman from April 1989 to November 1996. He has served as Chairman of Thayer Capital Partners, a merchant banking firm he founded, since 1993. He was President of Marriott Hotels and Resorts from 1981 through 1988 and was Executive Vice President of Marriott Corp. from 1978 through 1988. He was Senior Advisor to the Carlyle Group, L.P., a merchant banking firm, from November 1988 through December 1991. From September 1989 through June 1990, he was President of Northwest Airlines and, from June 1990 through December 1991, he served as Vice Chairman of Northwest Airlines. From December 1991 through November 1992, Mr. Malek served as Campaign Manager for the 1992 Bush/Quayle presidential campaign. He also serves on the Board of Directors of American Management Systems, Inc.; Automatic Data Processing Corp.; FPL Group, Inc.; Manor Care, Inc.; Northwest Airlines Corporation; Paine Webber Funds; and Global Vacation Group, and Aegis Communications Co., Inc. Mr. Malek holds a B.S. degree from the United States Military Academy at West Point and an M.B.A. degree from the Harvard University Graduate School of Business.

  Ray Elizabeth Uttenhove, age 51. Ms. Uttenhove has been a Director of the Company since August 1997 and Senior Vice President of the Company since September 1997. Ms. Uttenhove also served as First Vice President of Retail Tenant Services of the Company from August 1995 to September 1997. Ms. Uttenhove joined the Company in March 1981. She has been named to the Company's Colbert Coldwell Circle (representing the top three percent of the Company's sales force) for 1995 and 1996. In 1995 she was awarded the William
H. McCarthy Award, the highest honor awarded producing professionals within the Company. Ms. Uttenhove holds a B.A. degree from Mary Baldwin College and M.A. and M. Ed. degrees from Georgia State University.

  W. Brett White, age 39. Mr. White has been President--Brokerage Services since August 1997. Previously, he was Executive Vice President of CBRE from March 1994 to July 1997, and Managing Officer of the CBRE Newport Beach, California office from 1992 to March 1994. Mr. White holds a B.A. degree from the University of California, Santa Barbara.

  Gary L. Wilson, age 59. Mr. Wilson has been a Director of the Company since 1989. Since April 1997, Mr. Wilson has been Chairman of Northwest Airlines Corporation, for which he served as Co-Chairman from January 1991 to April 1997. From 1985 until January 1990, Mr. Wilson was an Executive Vice President, Chief Financial Officer and Director for The Walt Disney Company and remains a Director of The Walt Disney Company. Mr. Wilson also serves on the Board of Directors of On Command Corporation and Veritas Holdings GmbH. From 1974 until 1985, he was Executive Vice President and Chief Financial Officer of Marriott Corporation. Mr. Wilson holds a B.A. degree from Duke University and an M.B.A. degree from the Wharton Graduate School of Business and Commerce at the University of Pennsylvania.

  Raymond E. Wirta, age 55. Mr. Wirta has been a Director since August 1997 and was appointed Chief Operating Officer in May 1998. Mr. Wirta was Chief Executive Officer and a Director of Koll Real Estate Services from November 1994 to August 1997. Prior to that, Mr. Wirta held various management positions with Koll Management Services, Inc. since 1981. Mr. Wirta was a member of the Board of Directors and served as Chief Executive Officer from June 1992 to November 1996 to Koll Real Estate Group, Inc., which filed for Chapter 11 bankruptcy protection on July 14, 1997 with a reorganization plan preapproved by its bondholders. Mr. Wirta holds a B.A. degree from California State University, Long Beach and an M.B.A. degree in International Management from Golden Gate University. Effective as of the Annual Meeting, Mr. Wirta will succeed Mr. Didion as the Chief Executive Officer of the Company.

  The Board of Directors recommends a vote "FOR" election of the nominees for
                                   Director.

Principal Stockholders

  The following table sets forth certain information regarding beneficial ownership of the Company's voting capital stock as of February 28, 1999 by:
(i) each person who is known by the Company to own beneficially more than five percent of each class of the Company's voting stock; (ii) each of the Company's Directors and nominees for Directors; (iii) each of the Company's executive officers named under "Executive Compensation--Summary Compensation Table" and (iv) all Directors and executive officers of the Company as a group.

                                                Title
                                                  of
                                                Class  Number of Shares Percent
                                                ------ ---------------- -------
     Capital Research and Management Company
      (1).....................................  Common    1,542,800       7.3%
      333 South Hope Street
      Los Angeles, California 90071
     Warburg Pincus Asset Management, Inc.
      (2).....................................  Common    1,071,000       5.1%
      466 Lexington Avenue
      New York, New York 10017
     Capital Guardian Trust Company (3).......  Common    1,070,460       5.1%
      11100 Santa Monica Blvd.
      Los Angeles, California 90025
     FS Equity Partners III, L.P. (4).........  Common    3,402,463      16.1%
     FS Equity Partners International, L.P.
      11100 Santa Monica Blvd.
      Suite 1900
      Los Angeles, California 90025
     Stanton D. Anderson (5)..................  Common       27,570         *
     Gary J. Beban............................  Common      193,042         *
     Richard C. Blum (5)(6)...................  Common      317,666       1.5%
     James J. Didion (5)(7)(8)................  Common      549,201       2.6%
     Bradford M. Freeman (4)..................     --           --         --
     John C. Haeckel (5)......................  Common       51,000         *
     Donald M. Koll (5)(9)....................  Common    1,042,722       4.9%
     Paul C. Leach (5)(10)....................  Common        1,568         *
     David R. Lind (11).......................  Common        7,415         *
     Frederic V. Malek (5)(12)................  Common      317,027       1.5%
     Peter V. Ueberroth (5)(13)...............  Common       16,666         *
     Ray E. Uttenhove (7)(14).................  Common        3,613         *
     W. Brett White...........................  Common       38,593         *
     Gary L. Wilson (5).......................  Common        6,885         *
     Raymond E. Wirta (5).....................  Common      526,589       2.4%
     All Directors and executive officers as a
      group (15 persons) (15).................  Common    3,092,142      14.0%

--------
 * Less than 1%.
(1) Based upon a Schedule 13G dated February 8, 1999, Capital Research and Management Company is registered Investment Adviser under Section 203 of the Investment Advisers Act of 1940 and is deemed the beneficial owner, with sole dispositive power and no voting power over the shares represented in the table, as result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.
(2) Based on a Schedule 13G dated January 8, 1999, Warburg Pincus Asset Management, Inc. is a registered Investment Adviser and is deemed the beneficial owner with sole dispositive power over 1,071,000 shares, sole voting power for 981,900 shares and shared voting power for 80,000 shares as a result of its serving as investment adviser to various registered investment companies.
 (3) Based on a Schedule 13G dated February 8, 1999, Capital Guardian Trust Company, a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is deemed the beneficial owner of, and has sole dispositive power for 1,070,460 shares, and has sole voting power for 820,460 shares as a result of its serving as the investment manager of various institutional accounts.
 (4) Based upon a Schedule 13D dated August 28, 1997. Includes 3,278,448 shares of Common Stock, and does not include 351,585 warrants to purchase Common Stock, held by FS Equity Partners III, L.P., of which FS Capital Partners, L.P. is the general partner. Bradford M. Freeman, a Company Director, is a stockholder of FS Holdings, Inc., the general partner of FS Capital Partners, L.P. Also includes 124,015 shares of Common Stock, but not 13,299 warrants, held by FS Equity Partners International, L.P., of which FS&Co. International, L.P. is the general partner. Mr. Freeman is a stockholder of FS International Holdings Limited, the general partner of FS&Co. International, L.P. Mr. Freeman has shared investment power over the securities and disclaims ownership of the shares and warrants except to the extent of his pecuniary interest.
 (5) Represents number of shares of Common Stock which the named individual beneficially owns as well as those which the individual has options to acquire that are exercisable on or before April 29, 1999, which options have not been exercised. The respective numbers shown in the table include the following number of option shares for the following individuals: Anderson--4,455; Blum--6,666; Didion--148,396; Haeckel-- 16,000; Koll--308,432; Leach--568; Malek--6,153; Ueberroth--6,666;
     Wirta--521,589 (options include an option to purchase 521,589 shares of Common Stock from The Koll Holding Company); and Wilson--6,885.
 (6) Includes 311,000 shares held by BK Capital Partners I, L.P., BK Capital Partners II, L.P., BK Capital Partners IV, L.P., Stinson Capital Partners, L.P. and Stinson Capital Partners II, L.P. for which Richard C. Blum & Associates, L.P. is the general partner and a managed account of which Richard C. Blum & Associates, L.P. is investment manager. Mr. Blum is a controlling person and Chairman of Richard C. Blum & Associates, Inc., the general partner of Richard C. Blum & Associates, L.P. and he is also a limited partner of Richard C. Blum & Associates, L.P. Mr. Blum disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.
 (7) Does not include shares of Common Stock issued in the name of the Company in respect of Common Stock units credited to the following persons in the following amounts under the Company's Deferred Compensation Plan but which are not beneficially owned by such persons: Didion--121,970; and Uttenhove--826. The foregoing amounts do not include any Common Stock units credited in respect of the deferred portion, if any, of bonuses payable for 1998.
 (8) Includes 7,000 shares held by a trust for the benefit of three members of Mr. Didion's immediate family.
 (9) Represents number of shares of Common Stock held by The Koll Holding Company, which is wholly owned by The Koll Company, which in turn is wholly owned by The Koll Company Stock Trust, of which Mr. Koll is the trustee and co-beneficiary. Does not include 84,988 warrants to purchase Common Stock. Includes shares that are subject to the options held by Mr. Wirta (521,589 shares).
(10) Includes 1,000 shares held in the Paul C. Leach and Co. Defined Benefit Pension Plan Trust.
(11) Mr. Lind is not currently serving as a Director but is a nominee for Director.
(12) Includes 98,000 shares owned by a trust for which Mr. Malek is the trustee.
(13) Mr. Ueberroth will serve on the Board of Directors until the Annual
     Meeting.
(14) Includes 103 shares for which Ms. Uttenhove shares investment and voting power with her husband.
(15) Includes 1,025,810 shares of Common Stock subject to outstanding options exercisable on or before April 29, 1999 (not including Mr. Wirta's option to purchase 521,589 shares).

Committees and Meetings of the Board of Directors

  The Board of Directors held seven meetings during calendar year 1998.

  The Executive Committee is composed of four members and met eight times in 1998. The members of the Executive Committee are Messrs. Didion, Wirta, Haeckel and Stafford; however, only two members of such Committee vote, Messrs. Didion and Wirta. Through November 1998, Mr. W. Brett White, Mr. Gary Beban, Mr. Donald Newell and Mr. Barry White also served as members of the Committee, of which Mr. Beban and Mr. W. Brett White were voting members. The Executive Committee acts on behalf of the Board of Directors when the Board of Directors is not in session. The Executive Committee has no authority with respect to any matter as to which any other board committee has authority.

  The Compensation Committee is composed of four members and met four times in 1998. The members of the Compensation Committee are Messrs. Blum, Freeman, Koll and Ueberroth. The Compensation Committee is authorized to determine the salaries of the Company's Chairman and Chief Executive Officer and, upon the recommendation of the Chief Executive Officer, the salaries and incentive compensation of the President and Chief Financial Officer. The Compensation Committee also authorizes the adoption of employee benefit plans (other than plans which involve more than 250,000 shares of Common Stock) and makes grants of stock options, restricted stock awards and all other stock related incentive compensation awards to employees and Directors pursuant to plans adopted by the Company. Outside Directors comprise all of the members of the Compensation Committee.

  The Audit Committee is composed of three members and met four times in 1998. The members of the Audit Committee are Messrs. Anderson, Malek, and Leach, all of whom are outside Directors of the Company. The purpose of the Audit Committee is to recommend a firm of independent public accountants to be appointed by the Board of Directors subject to stockholder ratification, review the Company's annual consolidated financial statements and consult with the representatives of the independent public accountants, the Company's internal auditors and the Chief Financial Officer and Principal Accounting Officer with regard to the adequacy of internal controls.

  The Acquisition/Investment Committee is composed of five members and met twice in 1998. The members of the Acquisition/Investment Committee are Messrs. Blum, Didion, Malek, Ueberroth and Wilson. The purpose of the Acquisition/Investment Committee is to authorize the undertaking by the Company of definitive negotiations with respect to any acquisition or investment that contemplates the issuance of any class of the Company's stock up to $25 million or the aggregate cost of which is likely to exceed $10 million but not more than $25 million. Acquisitions with a cost of over $25 million require approval of the Board of Directors. Cost includes the purchase price of the acquisition plus any indebtedness (other than payables) assumed.

  The Corporate Governance Committee is composed of three members and met twice in 1998. The members of the Corporate Governance Committee are Messrs. Anderson, Leach and Malek. The purpose of the Corporate Governance Committee is to oversee matters related to corporate governance, including the process of nominating Directors for election, and to nominate Directors for election. The Corporate Governance Committee considers nominees recommended by stockholders and recommends nominees to the Board of Directors.

  Messrs. Blum, Ueberroth and Wilson attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors during fiscal 1998.

Directors Fees

  Each of the Directors of the Company who is not also an employee officer is entitled to receive a fee of $2,000 for attendance at each meeting of the Board of Directors and at each meeting of a board committee, and an annual retainer of $20,000. A Director may elect to receive all or any portion of his or her fees and retainer as options to purchase shares of Common Stock with an exercise price of $1. Beginning in 1999, each Director who is not also an employee will receive 5,000 shares of Common Stock in his or her first year serving on the

Board of Directors and 1,000 shares per year thereafter. However, each Director serving as of January 1, 1999, who was not also an employee received 5,000 shares of Common Stock, regardless of whether such Director was in his or her first year serving on the Board of Directors. No Director received compensation from the Company for services as a Director in 1998 in excess of $35,000. Non-employee Directors are reimbursed for their expenses for each meeting attended.

Executive Compensation

  Summary Compensation Table. The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and the Company's four most highly compensated executive officers for the three years ended December 31, 1998.

                                            Annual Compensation           Long Term Compensation
                                     ------------------------------------ ----------------------
                                                                                        Securities
                                                               Other      Restricted    Underlying
                                                              Annual         Stock         Stock              All Other
Name and Principal Position  Year     Salary  Bonus(1)    Compensation(2)   Awards        Options          Compensation(3)
---------------------------  ----    -------- --------    --------------- -----------   -------------      ---------------
James J. Didion.........     1998    $500,000 $537,500       $131,718              --              --            $--
Chairman of the Board        1997     500,000  800,000        131,718              --          200,000          1,846
and Chief Executive
 Officer                     1996     400,000  574,678         58,224              (4)             --           1,262
Raymond E. Wirta........     1998    $384,387 $395,920        $12,000              --           80,000(5)         --
President--Financial
 Services                    1997     108,429   50,000          4,000              --          100,000(5)         --
                             1996         --       --             --               --              --             --
W. Brett White..........     1998    $281,250 $318,908        $45,341              (6)          48,000(5)       2,138
Chief Operating Officer      1997     178,125  432,167         12,000              --           60,000          1,846
                             1996     150,000  156,251         12,000              --              --           1,262
John C. Haeckel.........     1998    $300,000 $260,580        $67,908              --              --             --
Senior Executive Vice
 President                   1997(7)  206,250  450,749(8)      40,991              (9)          40,000            --
and Chief Financial
 Officer                     1996         --       --                              --              --             --
Gary J. Beban...........     1998    $325,000 $318,908        $48,874              --           48,000(5)         --
President--Corporate
 Services                    1997     325,000  739,273         48,874              --           60,000          1,846
                             1996     325,000  503,156         26,237              --              --           1,262

--------
(1) Bonus for each year is paid pursuant to the Annual Management Bonus Plan in the first quarter of the following year. (See "Proposal No. 3--Approval and Adoption of the Amended and Restated Annual Management Bonus Plan").
(2) With respect to Other Annual Compensation paid in 1996, 1997 and 1998, the amounts listed include $12,000 automobile allowance (with the exception of Mr. Wirta, who in 1997 received a $4,000 automobile allowance) and the interest accrued in 1996 and forgiven in 1997, the interest accrued in 1997 and forgiven in 1998, and the interest accrued in 1998 and forgiven in 1999, under the promissory notes delivered by Messrs. Didion and Beban pursuant to the Company's Equity Incentive Plan (the "EIP"). Includes interest accrued in 1997 and forgiven in 1998 and interest accrued in 1998 and forgiven in 1999 under the promissory note delivered by Mr. Haeckel pursuant to the EIP, and also includes interest accrued in 1998 and forgiven in 1999 under the promissory note delivered by Mr. White pursuant to the EIP. (See notes 4, 6 and 9.)
(3) Consists of each individual's allocable share of profit sharing contributions in the form of shares of Common Stock made by the Company to the Company's Cap Plan, based on the value of the stock at the time of contribution based on the appraised or market value of Common Stock.
(4) Pursuant to the Company's Equity Incentive Plan, shares of Common Stock were purchased by such individual in 1996 for a purchase price of $10 per share (the appraised value of the Common Stock at the time of such purchase), which was paid by delivery of a full recourse promissory note. The notes bear interest at the rate of 6.84% per annum which may be forgiven if the executive's performance produces a high enough level of bonus (approximately $7,500 in interest is forgiven for each $10,000 bonus). The aggregate number and value of such shares held by the individuals named above as of December 31, 1998 and net of the purchase price of such shares was as follows: Mr. Didion--175,027 ($1,422,094); and

   Mr. Beban--53,910 ($438,019). The shares vest at the rate of 5 percent per quarter commencing December 31, 1995. As a result of bonuses paid in 1997, 1998 and in 1999 all interest on the various promissory notes for 1996, 1997 and 1998, respectively, were forgiven.
(5) In 1998, Mr. Wirta received options to purchase 100,000 shares of Common Stock, which were amended on December 15, 1998. Pursuant to the amendment, the options were repriced and the number of shares underlying such options was reduced by 20% to 80,000 shares. Mr. Wirta also had an options for 100,000 shares, granted in 1997, amended on December 15, 1998 and reduced to options to purchase 80,000 shares of Common Stock. Messrs. White and Beban did not receive any new option grants in 1998, but Messrs. White and Beban each had options to purchase 60,000 shares of Common Stock amended and repriced on December 15, 1998, pursuant to which the shares underlying such options were reduced to 48,000 shares of Common Stock each. See the "Option Grants Table" and accompanying footnotes for additional information.
(6) Pursuant to the Company's Equity Incentive Plan, in 1998 Mr. White purchased 25,000 shares of Common Stock for a purchase price of $38.50 per share (the fair market value of the Common Stock at the time of the purchase) which was paid by a full recourse promissory note. The note bears interest at a rate of 5.94% per annum which may be forgiven if the executive's performance produces a high enough level of bonus (approximately $7,500 in interest is forgiven for each $10,000 bonus). Mr. White held a total of 25,000 shares as of December 31, 1998, which, net of the purchase price, had a negative value. A First Amendment to the Promissory Note dated June 1, 1998 provides that the portion of the then outstanding principal in excess of the fair market value of the shares shall be forgiven in the event that Mr. White is an employee of the Company or its subsidiaries on November 16, 2002 and the fair market value of a share of the Company's Common Stock is less than $38.50 on November 16, 2002. In the event of any such principal forgiveness the Company shall pay to Mr. White an amount equal to any federal, state or local income tax liability resulting from such principal forgiveness.
(7) Mr. Haeckel's employment by the Company commenced in April 1997.
(8) Includes a bonus of $75,000 paid in the second quarter of 1997.
(9) Pursuant to the Company's Equity Incentive Plan, Mr. Haeckel purchased 35,000 shares of Common Stock for a purchase price of $23.50 per share (the market value of the Common Stock at the time of such purchase), which was paid by delivery of a full recourse promissory note. The note bears interest at a rate of 6.8% per annum which may be forgiven if the executive's performance produces a high enough level of bonus (approximately $7,500 in interest is forgiven for each $10,000 bonus). Mr. Haeckel held a total of 35,000 shares as of December 31, 1998, which, net of the purchase price, had a negative value. A First Amendment to the Promissory Note effective as of November 17, 1998 provides that the portion of the then outstanding principal in excess of the fair market value of the shares shall be forgiven in the event that Mr. Haeckel is an employee of the Company or its subsidiaries on November 16, 2002 and the fair market value of a share of the Company's Common Stock is less than $23.50 on November 16, 2002. In the event of any such principal forgiveness the Company shall pay to Mr. Haeckel an amount equal to any federal, state or local income tax liability resulting from such principal forgiveness.

  As part of the senior management succession planning which began in early 1998, upon election by the Board of Directors at the Annual Meeting Ray Wirta will succeed James Didion as the Company's CEO. Mr. Didion will continue as Chairman. As part of this change, the Company and Mr. Didion have entered into an amended and restated ten-year employment agreement which provides for an annual salary of $500,000 with no incentive compensation or bonus anticipated after 1999. Mr. Didion will act as a Senior Adviser to the Company during the term of his employment. For so long as he is employed, the Company will provide Mr. Didion with medical and other benefits generally made available to senior officers and an office, a secretary and clerical help. The amended agreement is terminable by the Company for cause. Cause includes conviction of a felony, fraud and willful and substantial failure to render services. If the agreement is terminated without cause or in the event of his death or total disability, Mr. Didion (or his estate) will continue to be entitled to the salary and will be fully vested in any unvested stock options or stock purchase rights.

  Option Grants Table. The following table sets forth information concerning grants of stock options during the year ended December 31, 1998 to the persons named in the preceding table.

                                                                                          Potential
                                                                                     Realizable Value at
                        Number of                    Percentage                        Assumed Annual
                        Securities                    of Total                         Rates of Stock
                        Underlying      Number of     Options                        Price Appreciation
                     Options Canceled   Securities   Granted to Exercise               for Option Term
                       Pursuant to      Underlying   Employees    Price   Expiration ----------------------
   Name                 Repricing     Option Granted  in 1997   Per Share    Date     5% ($)      10% ($)
   ----              ---------------- -------------- ---------- --------- ---------- --------    ----------
   Raymond E. Wirta          --          100,000         (4)     $38.50    3/08/08        -- (4)        -- (4)
                          20,000          80,000(2)     6.8%     $20.00    4/22/07   $316,264    $1,225,969
                          20,000          80,000(3)     6.8%     $20.00    3/08/08   $400,277    $1,473,055
   W. Brett White         12,000          48,000(3)     4.0%     $20.00    9/22/07   $213,515    $  804,694
   Gary J. Beban          12,000          48,000(3)     4.1%     $20.00    9/22/07   $213,515    $  804,694

--------
(1) Pursuant to an option amendment on December 15, 1998, Messrs. Wirta, White and Beban repriced options to purchase 60,000, 60,000, and 200,000 shares, respectively. Pursuant to the repricing, the number of shares underlying the options was reduced by 20% resulting in 48,000, 48,000 and 160,000 shares underlying the repriced options for Messrs. Wirta, White and Beban, respectively.
(2) The options vest 33-1/3% per year beginning December 15, 2001.
(3) The options vest 20% per year beginning December 15, 1999.
(4) These options were amended on December 15, 1998 and pursuant to such amendment the number of shares underlying the options was reduced to 80,000. Such repriced options are reflected in the second succeeding entry in the table.

  Aggregated Options Table. The following table sets forth information concerning unexercised options held as of December 31, 1998 by the persons named in the table under "Summary Compensation Table" above. As of February 28, 1998, no options had been exercised by any of such persons.

                                                Number of Securities      Value of Unexercised
                                               Underlying Unexercised         In-the-Money
                                                     Options at                Options at
                                      Value       December 31, 1998         December 31, 1998
                     Shares Acquired Realized ------------------------- -------------------------
   Name                on Exercise     ($)    Exercisable Unexercisable Exercisable Unexercisable
   ----              --------------- -------- ----------- ------------- ----------- -------------
   James J. Didion       75,000      $262,500   122,588       77,412        $--          $--
   Raymond E. Wirta         --            --        --       160,000        $--          $--
   W. Brett White        12,500      $ 36,750       --        48,000        $--          $--
   John C. Haeckel          --                   12,000       28,000        $--          $--
   Gary J. Beban         70,000      $220,500       --        48,000        $--          $--

  Compensation Committee Interlocks and Insider Participation in Compensation Decisions. The members of the Compensation Committee of the Board of Directors, who are appointed by the Board of Directors, are Messrs. Blum, Freeman, Koll and Ueberroth.

  Compensation Committee Report on Executive Compensation.

  The Company's policies relating to compensation of its executive officers and other senior executives are intended to provide incentives to attract, retain and reward executives in order to enhance the Company's profitability and performance. This goal is achieved in part by materially linking each individual executive's compensation with the results achieved by such executive.

  Compensation of each of the named executive officers as well as other senior executives consists of a base salary and annual incentive compensation pursuant to the Annual Management Bonus Plan. (See "Proposal No. 3--Approval and Adoption of the Amended and Restated Annual Management Bonus Plan"). Base salaries are below the levels for a number of the Company's competitors as the Company relies significantly on annual and longer term incentive compensation to attract, retain and motivate senior managers.

  Annual incentive compensation, which generally is paid in cash, is tied to the Company's financial performance, the performance of certain units within the Company and the results achieved by each individual executive in the preceding fiscal year. The annual incentive compensation actually paid to each executive is based on the Company's level of financial performance, the level of performance of the business unit for which the executive is responsible and the executive's achievement of individual performance goals established at the beginning of the year. Performance goals range from specific financial goals (such as sales growth, margin improvement or cost reductions) to strategic goals (such as increased market share, new product development and innovation and cross-selling) to management goals (such as productivity and quality improvement and personnel matters). Specific weighting is assigned to each identified goal. At the end of the year, performance of these goals is determined on an arithmetic scale with the pre-established weighting.

  The Chief Executive Officer's annual incentive compensation, like that of other executives, is tied to the Company's financial performance and the results achieved by the Chief Executive Officer as evaluated by the Compensation Committee. The Chief Executive Officer's lower annual incentive compensation for 1998 was based in part on the Company's operating results in 1998 compared to 1997.

  Executive officers and other senior officers are also provided longer term incentive compensation through grants of restricted stock awards and stock options which vest over time. The Compensation Committee believes that stock option grants provide an incentive to senior management to view the Company from the perspective of equity shareholders because such options provide value to the recipient only when the value of the Company's stock increases above the grant price of the options. Grants of restricted stock provide a similar incentive. In determining recommendations of grants of restricted stock and stock options to individual executives (other than to the Chief Executive Officer), the Chief Executive Officer considers, among other things, the level of responsibility and contribution and anticipated performance requirements of each individual.

  In 1996 the Compensation Committee of the Board of Directors adopted the 1996 Equity Incentive Plan (the "Equity Incentive Plan") and the Board of Directors reserved 550,000 shares of Common Stock for issuance thereunder. The purpose of the plan is to offer selected senior executives an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing at fair market value shares of the Company's Common Stock. In 1997, 35,000 shares were sold to a senior executive for a purchase price of $23.50 and in 1998, 25,000 shares were sold to a senior executive for a purchase price of $38.50 per share. See Notes 4, 6 and 9 to "Executive Compensation--Summary Compensation Table" above.

  In 1993 the Code was amended to eliminate the deduction for compensation in excess of $1 million per year paid to the chief executive officer and the four top-paid executive officers of public reporting companies. The Company currently does not intend to limit compensation to its executive officers because of limits on deductions under the Code. (See "Proposal No. 3--Approval and Adoption of the Amended and Restated Annual Management Bonus Plan").

  On November 19, 1998, the Committee approved a stock option repricing program pursuant to which any employees having options with an exercise price above $20.00 per share were entitled to elect to amend such options for options having: (i) an exercise price of $20.00 (the closing price of the Company's Common Stock on December 15, 1998, the effective date of the amended options, was $15.94); (ii) a 20% reduction in the number of option shares and
(iii) generally the same terms and conditions, except that the amended options vesting schedule restarted on December 15, 1998. Options to purchase 1,292,676 shares of Common Stock were amended pursuant to the program, resulting in amended options to purchase 1,034,152 shares of Common Stock.

  The Committee believes that stock options are a critical component of the compensation offered by the Company to promote long-term retention of key employees, motivate high levels of performance and recognize employee contributions to the success of the Company. Prior to the repricing, the exercise price of a options held by employees eligible to participate in the program was in excess of the market price at a level that the Committee believed rendered such options no longer an effective tool to encourage employee retention or to motivate high levels of performance.

  The following table sets forth certain information concerning the repricing of stock options held by executive officers of the Company from December 1996 (when the Company became a reporting company pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended) through December 1998.

                          Ten-Year Option Repricings

                                Number of    Number of
                                Securities   Securities  Market Price   Exercise               Length of
                                Underlying   Underlying  of Stock at    Price at            Original Option
                               Options/SARs Options/SARs   Time of      Time of      New     Term Remaining
                               Repriced or  Repriced or  Repricing or Repricing or Exercise    at Date of
Name                    Date    Amendment     Amended     Amendment    Amendment    Price      Repricing
----                  -------- ------------ ------------ ------------ ------------ -------- ----------------
Raymond Wirta         12/15/98   100,000       80,000       $15.94       $38.50     $20.00  9 years 3 months
President--Financial
 Services             12/15/98   100,000       80,000       $15.94       $22.75     $20.00  8 years 4 months
W. Brett White        12/15/98    60,000       48,000       $15.94       $31.00     $20.00  8 years 9 months
President--Brokerage
 Services
Gary Beban            12/15/98    60,000       48,000       $15.94       $31.00     $20.00  8 Years 9 months
President--Corporate
 Services

  The Compensation Committee believes that its actions are, and have been, consistent with the Company's policies as noted above and in the best interests of the Company's stockholders.

  The foregoing report has been furnished by Messrs. Blum, Freeman, Koll, and Ueberroth. The Compensation Committee is appointed by the Board of Directors and consists of outside, independent Directors.

  Stock Performance Graph. Set forth below is a graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total stockholder return of (i) the NASDAQ Market Index; (ii) the NYSE Market Index (the Company moved to, and commenced trading on, the New York Stock Exchange on November 7, 1997); and (iii) a peer group index consisting of the common stock of Grubb & Ellis Co., a commercial real estate brokerage company traded on the New York Stock Exchange, for the period from December 31, 1993 through December 31, 1998. Cumulative total stockholder return consists of change in stock price and cumulative dividends, assuming dividend reinvestment. The amount used for the stock price of the Company's Common Stock for periods prior to November 26, 1996 (when the Common Stock commenced trading on The Nasdaq National Market) is the appraised value for purposes of the Company's Capital Accumulation Plan of the Company's Class B-2 Common Stock (which converted into Common Stock on a one-for-one basis on December 2, 1996). The appraised value reflected a discount applied by the outside appraisal firm due to the Company's stock not being publicly traded and being subject to numerous restrictions on transfer. The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's stock.

                         STOCK PRICE PERFORMANCE GRAPH

                       [PERFORMANCE GRAPH APPEARS HERE]

     Measurement Period       CB Richard Ellis    Nasdaq        NYSE      Peer
     (Fiscal year covered)     Services, Inc.  Market Index Market Index  Group
     ---------------------    ---------------- ------------ ------------ -------
     Measurement Pt-
      12/31/1993.............     $100.00        $100.00      $100.00    $100.00
     FYE 12/30/1994..........     $128.46        $104.99      $ 98.06    $ 64.00
     FYE 12/29/1995..........     $153.08        $136.18      $127.15    $ 64.00
     FYE 12/31/1996..........     $307.69        $169.23      $153.16    $144.00
     FYE 12/31/1997..........     $495.23        $207.00      $201.50    $438.00
     FYE 12/31/1998..........     $278.92        $291.96      $239.77    $258.00

Management

  In addition to Messrs. Didion, Beban, White and Wirta, whose biographical information is included under "Directors and Nominees for Directors," the following persons are executive officers of the Company. All executive officers hold their office at the pleasure of the Board of Directors:

  John C. Haeckel, age 40. On April 1, 1997, Mr. Haeckel joined the Company as Chief Financial Officer and Senior Executive Vice President. From January 1996 to March 1997, Mr. Haeckel was President of Perdix Group, LLC, a management consulting firm that he founded. From October 1993 to November 1995, he was Chief Financial Officer and from April 1994 to November 1995 he was Executive Vice President of Broadway Stores, Inc. From 1987 to 1994 he was a General Partner and from 1984 to 1986 he was an Associate with Chilmark Partners, a merchant banking firm. Mr. Haeckel holds a B.A. degree and a Masters of Business and Public Management degree from Rice University.

  Walter V. Stafford, age 58. Mr. Stafford has served as Senior Executive Vice President and General Counsel of the Company since 1995. Mr. Stafford was a partner at the law firm Pillsbury Madison & Sutro LLP from 1988 to 1995 and from 1973 to 1982. From 1982 to 1988 he was Senior Vice President and General Counsel at Diasonics, Inc., a medical device manufacturer, and from 1982 to 1994 he was a Director of that company. Mr. Stafford holds a B.A. degree from the University of California, Berkeley and an L.L.B. degree from Boalt Hall.

Certain Relationships and Related Transactions

  As part of the senior management succession planning which began in early 1998, upon election by the Board of Directors at the Annual Meeting Ray Wirta will succeed James Didion as the Company's CEO. Mr. Didion will continue as Chairman. As part of this change, the Company and Mr. Didion have entered into an amended and restated ten-year employment agreement which provides for an annual salary of $500,000 with no incentive compensation or bonus anticipated after 1999. Mr. Didion will act as a Senior Adviser to the Company during the term of his employment. For so long as he is employed, the Company will provide Mr. Didion with medical and other benefits generally made available to senior officers and an office, a secretary and clerical help. The amended agreement is terminable by the Company for cause. Cause includes conviction of a felony, fraud and willful and substantial failure to render services. If the agreement is terminated without cause or in the event of his death or total disability, Mr. Didion (or his estate) will continue to be entitled to the salary and will be fully vested in any unvested stock options or stock purchase rights.

  In February 1995 the Company retained the law firm of McDermott, Will & Emery, to which Mr. Anderson is counsel, to provide services to the Company consisting of legal counsel in connection with the Company's activities with certain Federal agencies.

  In connection with the Company's acquisition of Koll Real Estate Services through a merger on August 28, 1997, the Company entered into an employment agreement, dated May 14, 1997, with Mr. Rothe (the "Rothe Employment Agreement"), and into a consulting agreement, dated July 16, 1997, with Mr. Koll (the "Koll Consulting Agreement"), both which became effective as of August 28, 1997. Pursuant to the Rothe Employment Agreement, the Company agreed to employ Mr. Rothe as Senior Executive Vice President of the Company. Pursuant to such employment agreement, Mr. Rothe is entitled to receive (i) a base annual salary in the amount of $325,000 which will be reviewed from time to time by the Company but will not be made less than $325,000, (ii) participation in the Annual Management Bonus Plan which may entitle him to an annual bonus equal to, less than or greater than one hundred percent of his salary and (iii) a grant of a ten year stock option for 100,000 shares of Common Stock at an exercise price of $22.75 per share. The option vests as to one-third of the shares on August 28, 2000, as to two-thirds on August 28, 2001, and as to all of the shares on August 28, 2002. Upon any termination of employment, Mr. Rothe will forfeit all unvested shares. Mr. Rothe's employment agreement expires August 27, 1999. In addition options on identical terms to Mr. Rothe's were granted to Mr. Wirta (100,000 shares) and to Mr. Richard S. Abraham (50,000 shares) in connection with their retention as employees of the Company. Mr. Abraham has resigned from the Company effective March 31, 1998 and has forfeited such option.

  Pursuant to the Koll Consulting Agreement, Mr. Koll agreed to serve as a consultant to the Company as an independent contractor. Mr. Koll is entitled to receive (i) a base salary of $12,500 per month and (ii) the grant of a stock option to purchase 250,000 shares of Common Stock for an exercise price of $36.75 per share which is fully vested but will terminate one year after such consulting agreement is terminated. The Koll Consulting Agreement had a term of one year which ended on August 27, 1998.

  Pursuant to the Company's Equity Incentive Plan, a restricted stock purchase plan, shares of Common Stock were purchased in 1996 by the executive officers and Directors named below for a purchase price of $10 per share (the appraised value of the Common Stock at the time of such purchase), which was paid by delivery of a full recourse promissory note. The notes bear interest at the rate of 6.84% per annum which may be forgiven if the executive's performance produces a high enough level of bonus (approximately $7,500 in interest is forgiven for each $10,000 bonus). The aggregate number and value of such shares held by the individuals named above as of December 31, 1998 and net of the purchase price of such shares was as follows: Mr. Didion--175,027 ($1,422,094) and Mr. Beban--53,910 ($438,019). The shares vest at the rate of 5 percent per quarter commencing December 31, 1996. As a result of bonuses paid in 1999, all interest on the various promissory notes for 1998 were forgiven. In 1997, Mr. Haeckel purchased 35,000 shares of Common Stock for a purchase price of $23.50 per share (the market value of the Common Stock on the date of the purchase), which was paid by the delivery of a promissory note. The note bears interest at a rate of 6.8% per annum, which may be forgiven as previously described. As of December 31, 1998, Mr. Haeckel held 35,000 shares which, net of the purchase price, had a negative value. The shares vest at a rate of 5% per quarter commencing June 30, 1997. As a result of the bonus paid in 1999, interest on the promissory note for 1998 was forgiven. A First Amendment to the Promissory Note effective as of November 17, 1998 provides that the portion of the then outstanding principal in excess of the fair market value of the shares shall be forgiven in the event that Mr. Haeckel is an employee of the Company or its subsidiaries on November 16, 2002 and the fair market value of a share of the Company's Common Stock is less than $23.50 on November 16, 2002. In the event of any such principal forgiveness the Company shall pay to Mr. Haeckel an amount equal to any federal, state or local income tax liability resulting from such principal forgiveness. In 1998, Brett White purchased 25,000 shares of Common Stock for a purchase price of $38.50 per shares (the market value of the Common Stock on the date of purchase), which was paid for by the delivery of a promissory note. The note bears interest at a rate of 5.94% per annum, which may be forgiven as previously described. As of December 31, 1998, Mr. White held 25,000 shares which, net of the purchase price, had a negative value. The shares are subject to a right of repurchase by the Company, which terminates with respect to 5% of the total number of shares each quarter commencing March 31, 1998. A First Amendment to the Promissory Note dated June 1, 1998 provides that the portion of the then outstanding principal in excess of the fair market value of the shares shall be forgiven in the event that Mr. White is an employee of the Company or its subsidiaries on November 16, 2002 and the fair market value of a share of the Company's Common Stock is less than $38.50 on November 16, 2002. In the event of any such principal forgiveness the Company shall pay to Mr. White an amount equal to any federal, state or local income tax liability resulting from such principal forgiveness.

  Richard C. Blum & Associates, L.P., of which Mr. Blum is President, proposed to enter into a joint venture with the Company and Westmark Realty Advisors L.L.C., a wholly owned subsidiary of the Company, to propose to acquire the assets or stock of Triad Park, L.L.C., Richard C. Blum & Associates, L.P. and Westmark Realty Advisors L.L.C. agreed not to proceed with the proposed joint venture in February 1998.

  The Company and CBRE have entered into Indemnity Agreements with each of their present Directors, some of whom are also officers of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission (the "Commission") thereunder require the Company's executive officers and Directors to file reports of ownership and changes in ownership of the Company's securities with the Commission and to furnish the Company with copies of all such reports they file. Based on its review of such reports received by it and written representations from certain reporting persons, the Company believes that during 1998 all filing requirements applicable to its executive officers and Directors were met.

                                PROPOSAL NO. 2

       PROPOSAL TO APPROVE AND ADOPT THE CB RICHARD ELLIS SERVICES, INC.
                        1999 EMPLOYEE STOCK OPTION PLAN

  On February 23, 1999, the Board of Directors approved adoption of the Company's 1999 Employee Stock Option Plan (the "Stock Plan"), subject to the approval of the Company's stockholders at the Annual Meeting. The following summary of the principal features of the Stock Plan is qualified by reference to the terms of the Stock Plan, a copy of which is attached hereto as Appendix
A. Stockholders are urged to read the Stock Plan in its entirety.

Stock Plan

  The Stock Plan provides for the grant of options or awards to purchase of an aggregate of 1,000,000 shares of Common Stock, including both incentive stock options ("ISO") to purchase Common Stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options ("NSO") to purchase Common Stock that do not qualify for such treatment under the Code. All employees (including officers and Directors) of the Company or any subsidiary and any independent contractor who performs services for the Company or a subsidiary are eligible to receive grants of NSOs or ISOs; provided, however, that such employee or independent contractor must be identified by the Chief Executive Officer of the Company as a key employee.

  The purpose of the Stock Plan is to assist the Company in the recruitment, retention and motivation of employees and of independent contractors who are in a position to make material contributions to the Company's progress. The Stock Plan offers a significant incentive to the employees and independent contractors of the Company by enabling such individuals to acquire the Common Stock, thereby increasing their proprietary interest in the growth and success of the Company. The Company believes that the granting of options is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to the continued progress of the Company which ultimately is in the interests of the Company's stockholders.

 Administration

  Administration of the Stock Plan has been delegated to the Compensation Committee, which consists of two or more disinterested members of the Board of Directors. Subject to the limitations set forth in the Stock Plan, the Compensation Committee has the authority to determine, among other things, to whom options will be granted, the number of shares, the term during which an option may be exercised and the rate at which the options may be exercised and the shares may vest. All questions of interpretation or application of the Stock Plan are determined by the Compensation Committee, whose decisions are final and binding upon all participants.

 Terms of Options and Awards

  The maximum term of each option that may be granted under the Stock Plan is 10 years. An option may, if so determined by the Compensation Committee, constitute an ISO to the extent that the aggregate fair market value (determined at the time the option is granted) of Common Stock with respect to which ISOs are exercisable for the first time by any optionee during any calendar year (under the Stock Plan and all other stock option plans of the Company or its subsidiaries) does not exceed $100,000. No options may be granted under the Stock Plan to the extent such grant would cause the total number of shares of Common Stock subject to stock options granted by the Company (excluding only stock options granted pursuant to the 1998 Stock Purchase Plan) pursuant to any compensatory stock option plan to exceed 15 percent of the outstanding shares of Common Stock of the Company.

  The exercise price under each option shall be the fair market value of Company's common stock on the date the option is granted. The exercise price may be paid by (i) cashier's check or wire transfer, (ii) with the consent of the Compensation Committee, through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the exercise price has been paid thereby, at their fair market value on the date of exercise or (iii) with the consent of the Compensation Committee, through the exercise of a full recourse promissory note on terms satisfactory to the Compensation Committee. The Company shall have the right, as a condition to the exercise of any option, to withhold from any amount payable to the optionee, or require the optionee to remit to the Company (or a subsidiary) an amount sufficient to satisfy any federal, state, local or foreign withholding tax requirements imposed with respect to the exercise of the option or the issuance of shares of Common Stock pursuant to the option.

 Amendment and Termination

  The Board of Directors or the Compensation Committee may, at any time and from time to time, amend, suspend or terminate the Stock Plan as to any shares of Common Stock as to which options have not been granted. No amendment shall, without the approval of the Company's stockholders, (a) materially change the requirements as to the eligibility to receive options, (b) increase the maximum number of shares subject to the Stock Plan (with certain exceptions described below in "Effect of Certain Corporate Events"), (c) change the minimum option price (with certain exceptions described below in "Effect of Certain Corporate Events"), (d) increase the maximum period during which options may be exercised, (e) extend the term of the Stock Plan or (f) materially increase the benefits accruing to any optionee under the Stock Plan.

 Effect of Certain Corporate Events

  If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company, by reason of any recapitalization, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase affecting such outstanding shares generally that is effected without receipt of consideration by the Company, occurring after the effective date of the Stock Plan, the number and kinds of shares for which options may be granted under the Stock Plan shall be adjusted proportionately and accordingly by the Compensation Committee.

  Except as provided in the next paragraph, in the event of a merger or other reorganization pursuant to which the Company is the surviving company, any option previously granted pursuant to the Stock Plan shall be proportionately adjusted, and the exercise price will be adjusted such that the aggregate option price will be the same as the aggregate option price of the shares subject to the option immediately prior to such reorganization, merger or consolidation.

  Upon the dissolution or liquidation of the Company, or upon a merger, or reorganization (whether or not the Company is the surviving company) or sale of substantially all of the assets of the Company to another company in any transaction not approved by the Board of Directors which results in any person or entity owning twenty-five percent or more of the combined voting power of all classes of the Company's stock, the Stock Plan and options thereunder shall terminate, except to the extent that provision is made in writing in connection with such transaction for the continuation of the Stock Plan and/or the assumption of the options granted under the Stock Plan. In the event of any such termination of the Stock Plan, each individual holding an option shall have the right immediately prior to such termination, as the Compensation Committee in its sole discretion shall determine and designate, to exercise such option in whole or in part, whether or not such option was exercisable at the time such termination occurs.

 Certain Federal Income Tax Consequences of Options Under the Stock Plan

  Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising a NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of Common Stock on the date of exercise; the Company will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time a NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the Stock Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising a NSO. The Company will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

  The above description of tax consequences is based upon federal tax laws and regulations and does not purport to be a complete description of the federal income tax aspects of the Stock Plan.

  The Board of Directors recommends a vote "FOR" approval and adoption of the
                                   Company's
                       1999 Employee Stock Option Plan.

                                PROPOSAL NO. 3

               APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED
                         ANNUAL MANAGEMENT BONUS PLAN

  The following summary of the principal features of the Amended and Restated Annual Management Bonus Plan (the "Plan") is qualified by reference to the terms of the Plan, a copy of which is attached hereto as Appendix B. Stockholders are urged to read the Plan in its entirety.

  The Plan has been in operation since 1989. It is the bonus plan for most of the senior officers of CB Richard Ellis, Inc. as well as the chairmen of the Europe, Middle East and Africa, Asia Pacific and Latin American Regions. In 1998 for the first time two executive officers had the potential to have the sum of their salary and bonus pursuant to the Plan exceed the $1,000,000 threshold of Internal Revenue Code Section 162(m). If that had occurred, any amount in excess of $1,000,000 would have been non-deductible. The Company believes that with stockholder approval the Plan will qualify as a performance based plan so that bonuses paid to executive officers under the Plan will not be subject to Section 162(m). Under the Plan each participant is given a "reference point award," or RPA, which is the amount of bonus that will be paid if the participant scores 100 per cent on each of three criteria. A participant's RPA is generally 50% to 100% of his or her salary but can be a higher or lower percentage. The first criteria involves the Company achieving a level of consolidated earnings before taxes, amortization and depreciation set each year by the Compensation Committee. For executive officers this Company performance goal will generally be the major, if not the sole, criteria for bonus. The second criteria involves meeting performance goals with respect to a particular line of business for which the participant is responsible. In the case of executive officers, these goals will be set by the Compensation Committee. For other participants they will be set by the Chief Executive Officer or his delegatee. The third criteria involves individual goals for the participant. For executive officers these goals will generally not apply, but if they do they will be set by the Compensation Committee. For all other participants, individual goals will be set by the Chief Executive Officer or his delegatee. The Plan may be amended at any time by the Board of Directors. If the Plan is not approved by stockholders it will continue in operation subject to the risk that some portion of the bonuses paid thereunder will not be deductible.

  The Board of Directors recommends a vote "FOR" approval and adoption of the
              Amended and Restated Annual Management Bonus Plan.

                                PROPOSAL NO. 4

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has appointed the firm of Arthur Andersen LLP, Certified Public Accountants ("AA"), who examined the Company's consolidated financial statements for calendar year 1998, as independent accountants to examine the consolidated financial statements of the Company for calendar year 1999. The selection is being presented to the stockholders for ratification at this meeting. If the stockholders do not ratify the employment of AA, the selection of independent accountants will be reconsidered by the Board of Directors. Representatives from the firm of AA will be present at the Annual Meeting. They will be provided the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

   The Board of Directors recommends a vote "FOR" the ratification of Arthur
              Andersen LLP as the Company's Independent Auditors

                                 OTHER MATTERS

  Management knows of no other business to be presented at the meeting. If other matters do properly come before the meeting, persons acting pursuant to the proxy will vote on them in their discretion.

                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

  Proposals to be submitted for the 2000 Annual Meeting of Stockholders must be received by the Company no later than December 1, 1999 in order that they may be included in the Company's proxy statement and form of proxy relating to that meeting.

  A stockholder proposal not included in the Company's proxy statement for the 2000 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company's Bylaws. To be timely, the Company's Bylaws provide that the Company must have received the stockholder's notice not less than 50 days nor more than 75 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 65 days prior to the meeting date, the Company must receive the stockholder's notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided such public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting.

Annual Report

  The 1998 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 1998, which includes the Company's annual report on Form 10-K (without exhibits thereto), has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such request in writing to Investor Relations, 533 South Fremont Avenue, Los Angeles, California 90071-1712.

Incorporation by Reference

  To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this Proxy Statement entitled "Compensation Committee Report on Executive Compensation" and "Stock Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in such filing.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ James J. Didion
                                          JAMES J. DIDION
                                          Chairman of the Board

Los Angeles, California
March 31, 1999

                                                                     APPENDIX A

                        CB RICHARD ELLIS SERVICES, INC.
                        1999 EMPLOYEE STOCK OPTION PLAN

  CB Richard Ellis Services, Inc., a Delaware corporation ("CBRE") sets forth herein the terms of this CB Richard Ellis Services, Inc. 1999 Employee Stock Option Plan (the "Plan") as follows:

1. Purpose

  The Plan is intended to advance the interests of CBRE by providing Optionees selected by the Committee pursuant to Section 7 with an opportunity to develop a proprietary interest in CBRE, which will create strong performance incentives for such Optionees to maximize the growth and success of CBRE and its Subsidiaries, and will encourage them to remain in the employ or service of CBRE or one or more of its Subsidiaries. An Option granted under the Plan may be (i) an "incentive stock option" within the meaning of Section 422 of the Code or (ii) an Option that is not an incentive stock option.

2. Definitions

  "Board of Directors" means the Board of Directors of CBRE.

  "CBRE" means CB Richard Ellis Services, Inc., a Delaware corporation.

  "Code" means the Internal Revenue Code of 1986, as amended.

  "Committee" means the Compensation Committee of the Board of Directors of CBRE.

  "Eligible Employee" means any employee or independent contractor described in Section 5 of the Plan as being eligible for the grant of an Option.

  "Option" means an option to purchase Stock granted by the Committee pursuant to the Plan.

  "Option Agreement" means an agreement between CBRE and an Optionee which reflects the terms of the Option granted to the Optionee and conforms to the provisions of Section 10 of the Plan.

  "Optionee" means an Eligible Employee to whom the Committee has granted an Option.

  "Option Price" means the price determined pursuant to Section 11.

  "Plan" means the CB Richard Ellis Services, Inc. 1999 Employee Stock Option Plan as set forth herein.

  "Stock" means shares of Common Stock of CBRE, par value $0.01 per share.

  "Subsidiary" means any entity which is treated as a subsidiary of CBRE pursuant to Section 422(d)(1) of the Code.

3. Administration

  (a) Compensation Committee. The Plan shall be administered by the Compensation Committee of the Board of Directors of CBRE (the "Committee"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement entered into hereunder, and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

  (b) No Liability. No member of the Committee shall be liable for and CBRE shall indemnify and hold each such member harmless with respect to any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

  (c) Action by the Board. The Board of Directors may act under the Plan other than through the Committee, only if all of the members of the Board are "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

4. Stock

  The shares of Stock issued pursuant to Options granted under the Plan may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to the exercise of Options granted under the Plan shall not exceed in the aggregate 1,000,000 shares, which number of shares is subject to adjustment as hereinafter provided in Section 18. If any Option expires or terminates, for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for the grant of future Options under the Plan.

5. Eligibility

  Options may be granted under the Plan to any employee or independent contractor (including a director) of CBRE or a Subsidiary.

6. Effective Date and Term of the Plan

  (a) Effective Date. The effective date of the Plan shall be the date the Plan is approved by the holders of a majority of the shares of Common Stock voting at a duly held meeting of the stockholders of CBRE.

  (b) Term. No Options maybe granted under the Plan more than 10 years after its effective date.

7. Grant of Options

  Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time, prior to the date of the Plan's expiration or termination, grant Options in its sole and absolute discretion to any Eligible Employee selected in writing by the Committee, on such terms and conditions as the Committee may determine, including any terms or conditions which may be necessary and appropriate to qualify such Options as "incentive stock options" under Section 422 of the Code provided that no Eligible Employee may be selected as an Optionee who is not identified as a key employee by CBRE's Chief Executive Officer. The date on which the Committee approves the grant of an Option shall be considered the date on which such Option is granted unless the Committee determines otherwise provided the Optionee executes an option agreement in the form approved by the Committee within 90 days after notice of the grant. Options may be granted but not exercised prior to stockholder approval and in the event stockholder approval is not obtained on or before June 30, 1999, all such options shall be null and void.

8. Limitation on Grant of Options

  No Option may be granted under this Plan to the extent such grant would cause the total number of shares of Stock subject to stock options granted by CBRE (excluding only stock options granted pursuant to the 1998 Stock Purchase
Plan) pursuant to compensatory stock option plans to exceed 15 percent of the outstanding shares of Stock of CBRE.

9. Limitations on Incentive Stock Options

  An Option may, if so determined by the Committee, constitute an incentive stock option to the extent that the aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which incentive stock options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other stock option plans of CBRE or any Subsidiary) does not exceed $100,000.

10. Option Agreements

  All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by CBRE and by the Optionee, in such form or forms and with such terms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided however, that no Option Agreements shall be inconsistent with any term of this Plan.

11. Option Price

  The purchase price of each share of Stock subject to an Option (the "Option Price") shall be its fair market value on the date the Option is granted. In the event that the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, or is publicly traded in an established securities market, in determining the fair market value of the Stock, the Committee shall use: the closing price of the Stock on such exchange or System or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date when the Option is granted; or, if there is no such closing price, then the Committee shall use the mean between the highest bid and lowest asked prices or between the high and low prices on such date; or, if no sale of the Stock has been made on such day, on the next preceding day on which any such sale shall have been made; or such other method as the Committee may determine.

12. Term and Exercise of Options

  (a) Term. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon a date fixed by the Committee and stated in the Option Agreement. All options granted under the Plan shall terminate no later than ten (10) years from the date of grant.

  (b) Option Period and Limitations on Exercise. Each Option shall be exercisable, in whole or in part, at any time and from time to time during the term of the Option, at such times, and with such conditions, as the Committee shall determine and set forth in the related Option Agreement. Without limiting the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding; provided, however, that any such time limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option.

  (c) Method of Exercise and Payment. An Option may be exercised under such rules as the Committee may establish from time-to-time by delivery to CBRE of a written notice of exercise on any business day, at the location specified from time-to-time by CBRE, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) by cashier's check drawn on a major national bank or a wire transfer; (ii) with the consent of the Committee, through the tender to CBRE of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined by the Committee in the manner described in Section 11 above) on the date of exercise; (iii) with the consent of the Committee, by delivery of a full recourse promissory note on terms satisfactory to the Committee; or (iv) by a combination of the methods described in (i), (ii) and (iii). If shares of Stock are surrendered by an officer of CBRE who is subject to Section 16(b) of the Securities Exchange Act of 1934 as payment of the Option Price and the Stock surrendered was acquired pursuant to an option to acquire CBRE common stock and such acquisition was not an exempt transaction under Section 16 of the Securities Exchange Act of 1934, then six
(6) months must have elapsed since the date of grant of such option. The payment in full of the Option Price shall be deemed to have been made with the written notice of exercise provided the notice of exercise directs that the stock certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to CBRE as the agent for the individual exercising the Option and, at the time such stock certificate or certificates are delivered, the broker tenders to CBRE cash (or cash equivalents acceptable to CBRE) equal to the Option Price for the shares of Stock purchased plus the amount (if any) of federal and/or other taxes which CBRE in its discretion, requires to be withheld with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment or deemed payment in full of the Option Price therefor and any applicable withholding taxes, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his or her ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an incentive stock option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an incentive stock option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued, and except as provided in Section 19 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

  (d) Withholding Taxes. CBRE (or a Subsidiary) shall have the right, as a condition to the exercise of any Option, to withhold from any amount payable to the Optionee, or require the Optionee to remit to CBRE (or a Subsidiary) an amount (in the form of a cashier's check or wire transfer) sufficient to satisfy any federal, state, local or foreign withholding tax requirements imposed with respect to the exercise of the Option or the issuance of shares of Stock pursuant to the option as determined by the Committee in its discretion.

13. Transferability of Options

  During the lifetime of an Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Section 414 of the Code, and no Option shall be pledged or hypothecated (by operation of law or otherwise), or subject to execution, attachment or similar process.

14. Termination of Service or Employment

  If an Optionee ceases to be an employee or independent contractor of CBRE or any Subsidiary for any reason other than death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Option granted to such Optionee pursuant to the Plan shall terminate 30 days after the date of such cessation unless earlier terminated pursuant to Section 12(a) above, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; provided, however, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 12(b)), in the event he or she ceases to be an employee or independent contractor, exercise an Option, in whole or in part, at a time subsequent to such cessation and prior to termination of the Option as provided in Section 12(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 12(b) above. Whether a leave of absence or leave on military or government service shall cause an Optionee to cease to be an employee or independent contractor shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, an Optionee shall not cease to be an employee or independent contractor if his or her employment or service terminates, but the Optionee is immediately thereafter employed by CBRE or a Subsidiary as an employee or independent contractor.

15. Rights in the Event of Death or Disability

  (a) Death. If the Optionee dies while employed by or in the service of CBRE or a Subsidiary, except as is otherwise provided in the Option Agreement relating to such Option, the executors, administrators, heirs, legatees or distributees (as applicable) of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 12(b) above), prior to termination of the Option as provided in Section 12(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death to the extent the Option was exercisable on such date, on such terms as the Committee may provide in the Option Agreement.

  (b) Disability. If the Optionee ceases to be an employee or independent contractor of CBRE or its Subsidiaries by reason of "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 12(b) above), within the earlier of (i) one year after such cessation, or (ii) the termination of the Option as provided in Section 12(a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such cessation to the extent the Option was exercisable on such date on such terms as the Committee may provide in the Option Agreement, provided, however, that the Committee may provide, by inclusion of appropriate language in the Option Agreement, that the Optionee may (subject to the general limitations on exercise set forth in Section 12(b) above), in the event he or she ceases to be an employee or independent contractor by reason of "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), exercise an Option, in whole or in part, at any time subsequent to such termination and prior to termination of the Option as provided in Section 12(a) above, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 12(b) above. Whether an Optionee has suffered "permanent and total disability" for purposes of this Plan shall be determined by the Committee, which determination shall be final and conclusive.

16. Use of Proceeds

  The proceeds received by CBRE from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of CBRE.

17. Requirements of Law

  (a) Violations of Law. CBRE shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or CBRE of any provisions of any law or regulation of any governmental authority including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, CBRE shall not be required to sell or issue such Shares unless the Committee has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. CBRE may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). CBRE shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

  (b) Compliance with Rule 16b-3. The Plan is intended to comply with Rule 16b-3 or its successor rule, promulgated under the Securities Exchange Act of 1934. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, any provision of the Plan or action of the Committee that is inconsistent with such Rule shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

18. Amendment and Termination of the Plan

  The Board or the Committee may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted. The foregoing notwithstanding no amendment shall, without the approval of the stockholders of CBRE, (a) materially change the requirements as to the eligibility to receive options, (b) increase the maximum number of shares subject to the Plan (except as provided in Section l9), (c) change the minimum Option Price (except as provided in Section 19),
(d) increase the maximum period during which options may be exercised, (e) extend the term of the Plan, or (f) materially increase the benefits accruing to any Optionee under the Plan. Except as permitted under Section 19 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, materially alter or materially impair rights or obligations under any Option theretofore granted under the Plan.

19. Effect of Changes in Capitalization

  (a) Changes in Stock. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of CBRE by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase affecting such outstanding shares generally that is effected without receipt of consideration by CBRE, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate ownership interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. If there is a distribution payable in the capital stock of a Subsidiary ("Spin-off Shares"), to the extent consistent with Treasury Regulation Section 1.425-1(a)(6) or the corresponding provision of any subsequent regulation, each outstanding Option shall thereafter additionally pertain to the number of Spin-off Shares which would have been received if the Optionee had been the holder on the distribution date of the number of shares that are subject to the Option at the time of such distribution, and the aggregate Option Price of the Option shall be allocated between the Spin-off Shares and the Stock in proportion to the relative fair market values of a Spin-off Share and a share of Stock immediately after the distribution of Spin-off Shares.

  (b) Reorganization in Which CBRE Is the Surviving Company. Subject to
Section 19(c), if CBRE shall be the surviving company in any reorganization, merger, or consolidation of CBRE with one or more other companies, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares subject to the Option immediately prior to such reorganization, merger, or consolidation.

  (c) Dissolution; Reorganization Not Approved by the Board. Upon the dissolution or liquidation of CBRE, or upon a merger, consolidation or reorganization of CBRE with one or more other companies in which CBRE is not the surviving corporation or upon a sale of substantially all of the assets of CBRE to another company or upon any transaction (including, without limitation, a merger or reorganization in which CBRE is the surviving company) not approved by the Board of Directors which results in any person or entity owning twenty-five percent (25%) or more of the combined voting power of all classes of stock of CBRE, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to Section l2(b) above. The Committee shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which CBRE gives notice thereof to its stockholders.

  (d) Adjustments. Adjustments under this Section 19 related to stock or securities of CBRE, shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

  (e) No Limitations on CBRE. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of CBRE to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

20. Disclaimer of Rights

  No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of CBRE or any Subsidiary, or to interfere in any way with the right and authority of any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relations between any individual and CBRE or any Subsidiary with or without cause and with or without due process.

21. Non-Exclusivity of the Plan

  The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Committee in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

22. Governing the Law

  The validity, interpretation and effect of this Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of Delaware, other than the choice of law rules thereof.

23. Gender and Number

  Except as otherwise indicated by the context, words in the masculine gender when used in this Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

24. Headings

  The headings herein are for convenience only and shall not be used in interpreting the Plan.

  IN WITNESS WHEREOF, CB Richard Ellis Services, Inc. has caused this Plan to
be adopted this      day of         , 1999.

                                          By: _________________________________

                                          Name: _______________________________
                                               Chief Executive Officer

                                                                     APPENDIX B

                             AMENDED AND RESTATED
                 CB RICHARD ELLIS ANNUAL MANAGEMENT BONUS PLAN
                           EFFECTIVE JANUARY 1, 1999

1. REWARDS FOR COMPANY PRODUCTIVITY

  The CB Richard Ellis Annual Management Bonus Plan (the "Plan") was amended and restated effective January 1, 1999 to read as set forth herein. The Plan has been designed to reward and stimulate Participant effort toward successful attainment of the CBRE Group's goals by directly tying the Participant's compensation to CBRE Group and individual results achieved. The "CBRE Group" consists of those entities which are directly or indirectly controlled by or in control of or under common control with CB Richard Ellis Services, Inc.
CB Richard Ellis, Inc. administers the plan for the CBRE Group.

2. WHO IS ELIGIBLE?

  Participants in the Plan will be selected by the Chief Executive Officer of CB Richard Ellis Services, Inc. or his delegatee (the "CEO") except that the Compensation Committee of the Board of Directors (the "Compensation Committee") will select which, if any, executive officers for purposes of the Securities Exchange Act of 1934, will participate. Eligibility for participation will be limited to those employees of the CBRE Group whose position affords the opportunity to materially affect the CBRE Group's overall profitability. Participation begins on the first day of the month following selection as a Participant.

3. HOW THE PLAN WORKS

  A Participant is eligible for a bonus each year, based on the weighting of three factors: (1) the consolidated "Earnings Before Taxes, Depreciation and Amortization" or "EBTDA" of CB Richard Ellis Services, Inc., (2) performance of the Participant's line of business or operating unit, and (3) the Participant's individual performance.

  The following is a general overview of the Plan:

  a. In the beginning of each calendar year (or such other date as participation commences), each Participant receives a Reference Point Award
(RPA). The RPA is the target bonus amount which is annually established based on a Participant's position and the position's potential contribution to the CBRE Group. For executive officers the RPA will be established by the Compensation Committee of the Board of Directors.

  b. EBTDA targets for the CBRE Group performance targets for each line of business, and individual performance priorities are established at the beginning of a calendar year (or such other date as participation commences) for each Participant in order to measure his or her performance at the end of a year. Each of the three factors (consolidated EBTDA, line of business performance and personal performance) is weighted based on the Participant's position with the total of the weightings equaling 100%. For example, for a senior corporate executive in charge of a line of business the weighting might be 40% CBRE Group performance, 40% line of business performance and 20% individual performance. For executive officers all targets will be set by the Compensation Committee of the Board of Directors. The Compensation Committee sets the EBTDA targets for all Participants.

  c. At the end of the calendar year each of the three factors is calculated as follows:

    (i) CB Richard Ellis Services, Inc. performance is measured against the consolidated EBTDA target set by the Board's Compensation Committee at the start of the year, with the factor established as follows:

                                       Factor                 Example
                                       ------                 -------
   0-70% of target..............                  0                  = 0% factor
    70%-100% of target..........   0%-100% pro rata   90% of target = 67% factor
   100%-200% of target.......... 100%-300% pro rata 120% of target = 140% factor

    (ii) Line of business performance is measured against the target set by the Chief Executive Officer (by the Compensation Committee in the case of executive officers) at the start of the year with the same adjustments as set out in 3(c) above.

    (iii) Personal performance is measured against the written objectives established at the start of the year by the CEO for everyone except executive officers and by the Compensation Committee for executive officers. This factor is capped at 100%.

  d. The actual bonus payment is determined by multiplying each performance factor, as adjusted in Section 3(c)(i) above, by the percentage weighting assigned to it for the individual involved and then adding the three percentages together. The total percentage is then multiplied by the individual's RPA to get the bonus payable for the year.

  Total bonuses are limited to 25% of CB Richard Ellis Services, Inc.'s consolidated pre-tax, pre-bonus profitability after taking account of such other senior management incentive payments as may be determined by the CEO. If the total bonuses and incentives estimated to be paid are greater than 25%, then bonuses will be adjusted as determined by the CEO (by the Compensation Committee in the case of executive officers) so that actual bonuses paid meet the 25% limit.

4. LINE OF BUSINESS PERFORMANCE

  Line of business performance goals will vary with the nature of the business and the objectives of the CBRE Group with respect to that business.

5.  INDIVIDUAL PERFORMANCE PRIORITIES

  Performance priorities for each individual will be established annually and reviewed periodically. These will express important CBRE Group objectives in each Participant's area of responsibility and will take into account such considerations as the difficulty of achieving the task and the potential for significantly exceeding or falling short of the performance priority due to economic conditions. Individual performance priorities will be established so that 100% achievement would be a truly outstanding performance which, while potentially achievable, represents an appreciable challenge.

  Each Participant will have a minimum of three and a maximum of six personal performance priorities. The performance priorities will be in writing and each will be individually weighted through agreement with the individual's manager subject to approval by the CEO (by the Compensation Committee in the case of executive officers).

  At the end of the year, the extent to which the Participant has met his/her individual performance priorities will be determined by the CEO or, in the case of executive officers, the Compensation Committee. The result will be utilized as one of the factors for determining the amount of bonus earned. Achievement ratings on individual Performance Priorities may range from zero to 100%.

6. BONUS DETERMINATION PROCESS

  The actual bonus payment earned by a Participant will be determined by formula as described below:

Example:

Assume: RPA = $50,000         Factor Weighting: Company = 10%
                              L.O.B. = 50%
                              Individual Performance Priority = 40%
                              Company EBTDA target = $150 mill
                              Actual = $155 mill or 103%
                              L.O.B. target = $15 mill
                              Actual = $14 mill or 93%
                              Individual Performance Priorities actual = 90%
Calculations:
       Company Target                                                        Factor
       --------------                                                        ------
                              (100% to 200% Adj. Factor)
                              $155 mill = 3% X 2 = 6%. 106% X 10% =          10.6%
                              $150 mill
        L.O.B. Target
        -------------
                              (70% to 100% Adj. Factor)    (weight)
                              $14 mill = .93-.70 = .23 X 3.3 = .77 X 50% =   38.5%
                              $15 mill
      Individual Target
      -----------------
                              (weight)
                              .90 X .40 =                                    36.0%
                                                                             -----
    RAP Adjustment =                                                         85.1%
    Bonus =                   $50,000 X 85.1% = $42,550

7. CEO AWARDS

  Additionally, exceptional achievement by a Participant may be rewarded with a supplemental discretionary award, referred to as a "CEO Award." Such awards may be authorized by the CEO in cases of exceptional and exceedingly deserving circumstances. These supplemental awards will generally be made to recognize a unique contribution to improved profitability (present or future) of the Company. In any particular year, CEO Awards may, or may not, be granted depending upon actual occurrences and the judgement of the CEO.

  The CEO's Awards will not exceed $40,000 for any single individual or more than an aggregate of $750,000 in any year for all Participants. Executive officers are not eligible for CEO awards.

8. HOW BONUSES ARE PAID

  It is CB Richard Ellis' intent that all bonuses earned will be paid in cash. However, CB Richard Ellis reserves the right to distribute common stock in CB Richard Ellis Services, Inc. or other non-cash forms of compensation in lieu of cash in the event economic circumstances dictate such action. Subject to management's final approval of bonus awards, bonuses will be distributed after the end of the fiscal year and the completion of the Company's audit, usually in late February. Federal and state income taxes and other required taxes will be deducted from bonuses.

9. EMPLOYEE TRANSFERS

  If an employee transfers to a new position, he or she is eligible for a bonus as follows:

  . If the transfer is to a position that is not currently eligible for participation in the Plan, the Participant will receive a prorated bonus based on the number of full calendar months worked in the eligible position.

  . If the transfer (which could be in the form of a promotion) is to another position which is eligible for the Executive Bonus Plan, the Participant will receive a prorated bonus for each position based on the number of full months worked in each position, and his or her ratings for each position.

10.  IF EMPLOYMENT STATUS CHANGES

  If employment terminates during the year, eligibility for a bonus will depend on the reason for the termination:

  (a) General. If the termination is for any reason other than total and permanent disability, retirement or death all rights to a bonus are forfeited without regard to whether the Participant quits or is terminated with or without cause.

  (b) Retirement. If an employee retires at age 55 or older with at least 15 years of service with the CBRE Group or at age 65 or older regardless of years of service and has participated in the Plan for at least six months of the year, the bonus will be prorated based on the number of full months of participation in the Plan. The prorated bonus will be paid at the time bonuses are paid to all Participants. If participation in the Plan is for less than six months during the year of retirement, the Participant is not eligible for a bonus for that year.

  (c) Death or total disability If a Participant dies during a year or is totally and permanently disabled as defined in the CB Richard Ellis, Inc. Long Term Disability Plan, the bonus will be prorated based on the number of full months of participation in the Plan. The prorated bonus will be paid at the time bonuses are paid to all Participants. In the case of death, payment will be made to the beneficiary designated for group term life insurance or if there is no such beneficiary to the Participant's estate.

11. AMENDMENT, TERMINATION AND INTERPRETATION

  CB Richard Ellis Services, Inc. reserves the right at any time prior to payment of the awards to review, interpret, alter, amend, or terminate (discontinue) the Amended and Restated Annual Management Bonus Plan, including, without limitation, the calculation and method of and eligibility for award payments. This Plan does not constitute a contract of employment (express or implied) or any other form of contract and cannot be relied upon as such. This Plan does not alter the right of any member of the CBRE Group to terminate an employee's employment with or without cause and regardless of due process. The CEO's decision with respect to the interpretation of the Plan and its application to any individual shall be conclusive and binding on all persons involved, except that all such decisions with respect to executive officers shall be made by the Compensation Committee.

12. MISCELLANEOUS

  (a) Governing Law. The Plan and each option granted hereunder shall be subject to and construed under the laws of the State of Delaware as though all parties were residents of Delaware.

  (b) Arbitration. Any and all disputes with respect to the Plan or any Option granted hereunder shall be resolved by arbitration in Los Angeles, California under the Commercial Arbitration Rules of the American Arbitration Association using a single arbitrator. The arbitrator's award shall be conclusive, final and binding with respect to the parties thereto. The fees of the arbitrator shall be borne by CBRE and each party shall bear its own costs including attorney fees.

  (c) Headings. The headings herein are for convenience only and shall not be used in interpreting the Plan.

                        CB RICHARD ELLIS SERVICES, INC.
                              Common Stock Proxy

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints James J. Didion and Walter V. Stafford as proxies (each with the power to appoint his substitute and with power to act alone) of the undersigned to vote all the shares of Common Stock of CB Richard Ellis Services, Inc. (the "Company") which the undersigned would be entitled to vote as designated on the reverse side of the Annual meeting of Stockholders of the Company, to be held on May 18, 1999, and any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2,3,4 AND 5.

     If you are a participant in the Capital Accumulation Plan this proxy constitutes your authorization and direction to Vanguard Fiduciary Trust Company, the trustee of the CAP Plan, to vote all shares held on your behalf pursuant to the CAP Plan as specified herein. IF YOU FAIL TO PROVIDE AUTHORIZATION AND DIRECTION THIS PROXY
WILL BE VOTED IN THE SAME PROPORTION
AS SHARES OF COMMON STOCK FOR WHICH
THE TRUSTEE DID RECEIVE DIRECTIONS           CB RICHARD ELLIS SERVICES, INC.
FOR PROPOSALS 1,2,3,4 AND 5.                 P.O. BOX 11277
                                             NEW YORK, N.Y.  10203-0277

(Continued, and to be dated and signed, on other side)

                         PLEASE DETACH PROXY CARD HERE

--------------------------------------------------------------------------------


             [     ]
1.  To Elect Directors-Thirteen     FOR  all nominees  [ ]      WITHHOLD AUTHORITY to vote         [ ]    *EXCEPTIONS  [ ]
                                    listed below                for all nominees listed below

     Nominees: Stanton D. Anderson, Gary J. Beban, Richard C. Blum, James J. Didion, Bradford M. Freeman, Donald M. Koll, Paul C.
     Leah, David R. Lind, Frederic V. Malek, Ray Elizabeth Ultenhove, Gary L. Wilson, W. Brett White, Raymond E. Wirta.
     (INSTRUCTIONS: To withholding authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below).
     *Exceptions___________________________________________________________________________________________________________

2.    To approve and adopt the Company's 1999 Employee Stock Option Plan.      3.  To approve and adopt the Amended and
                                                                                   Restated Annual Management Bonus Plan.

      FOR  [ ]    AGAINST [ ]      ABSTAIN  [ ]                                    FOR [ ]  AGAINST   [ ]   ABSTAIN  [ ]

4.    To ratify the appointment of Arthur Andersen LLP as the Independent      5. To consider and act upon such other matters
      Accountants for the Company.                                                as may properly come before the meeting.

      FOR  [ ]    AGAINST [ ]       ABSTAIN [ ]                                   FOR  [ ]  AGAINST  [ ]    ABSTAIN [ ]

                                                                                      Change of Address and
                                                                                      or Comments Mark Here      [  ]

                                                                    Please sign exactly as name(s) appear on this proxy. If signing for estates, trusts or corporations, your title and capacity should be stated. If shares are held jointly, each holder should sign.

                                                                    Dated ____________________________________, 1999
                                                                    ________________________________________________
                                                                                      Signature
                                                                    ________________________________________________
                                                                               Signature if held jointly

                                                                                            Votes must be indicated
PLEASE MAKE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.     (x) in Black or Blue ink.  [X]
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